Exhibit 10.7

Booklet 1 of 2*

BARCLAYS CAPITAL INC.

FUTURES

AND

OPTIONS

ACCOUNT APPLICATION

(FOR INSTITUTIONS THAT ARE ELIGIBLE

CONTRACT PARTICIPANTS ONLY)

*Please see Booklet 2, Risk Disclosure Statements,

delivered herewith

May 2012

Single Customer Version

INSTRUCTIONS FOR OPENING AN ACCOUNT

WITH BARCLAYS CAPITAL INC.

I. Reviewing Booklet 2 (Risk Disclosure Statements)

Please review carefully the information contained in Booklet 2 and retain the entire booklet for your records. There are no signatures required in Booklet 2.

II. Completing Booklet 1 (Account Application and Agreements)

After you have read Booklet 1, please read and complete all applicable sections of Booklet 1 as indicated below. Send the completed Booklet 1 back to Barclays Capital Inc. in its entirety —please do not detach or remove any pages. In addition, please enclose a copy of your most recent audited/unaudited financial statements.

Booklet 1 contains the following agreements and forms:

•	Futures and Options Account Application (Pages 1 through 3) – This Application must be completed and signed by all Customers.

•	Futures and Options Customer Account Agreement (Pages A-1 through A-12) – This Agreement must be read, acknowledged, initialed where appropriate and signed by all Customers.

•	Appendix Of Additional Terms For Registered Investment Companies (B-1 and B-2) – one of the two options must be selected and the Form must be executed in all cases.

•	Hedge Account Election (Page B-3) – This Form must be signed and completed to indicate the type of Account(s) required by Customer.

•

Liquidation Election (Page B-4) – This Form must be signed and completed if the Customer wishes to make a selection as to whether its positions should be liquidated in the event of Barclays’ insolvency.

•	Plan Asset Representation (Page B-5) – One of the three options must be selected and the Form must be executed in all cases.

•

Employee Benefit Plan Authorization (Pages B-6 through B-8) – If Customer is an employee benefit plan (i.e. has checked the second box in the Plan Asset Representation Form), this Form must be completed.

•

Plan Asset Fund Authorization (Pages B-9 through B-11) – If Benefit Plan Investors hold at least 25% of a class of equity interests of Customer (i.e. has checked the third box in the Plan Asset Representation Form), this Form must be completed.

•	Discretionary Trading Authorization (Page B-12) – This Authorization must be completed if there will be a third-party advisor trading the account.

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•

Representations of Advisor (Page B-13) – If there will be a third-party advisor trading the account, this Form must be completed by the third-party advisor. In addition, if the third-party advisor is registered as an investment adviser, please enclose a copy of the advisor’s most recent Form ADV.

•	Corporate Certification and Authorization (Pages B-14 and B-15) – If Customer is a corporation, this Form must be completed.

•	Partnership Certification and Authorization (Pages B-16 and B-17) – If Customer is a partnership, this Form must be completed.

•	Trust Certification and Authorization (Pages B-18 and B-19) – If Customer is a trust, this Form must be completed.

•	Limited Liability Company Certification and Authorization (Pages B-20 and B-21) – If Customer is a limited liability company, this Form must be completed.

•

Certificate of Incumbency (Page B-22) – This certificate must be completed by an authorized person of Customer (e.g., a corporate secretary) and must include the signatures of all persons signing the Futures and Options Account Application, the Futures and Options Customer Account Agreement and the foregoing Certification and Authorization forms.

•

Tax Forms and Instructions (Tax Certification Packet) – Form W-9 (for U.S. Customers) or Forms W-8 (for non-U.S. Customers), as applicable, must be completed by all Customers. Should you have any questions regarding these Forms, please contact your Barclays account representative or consult your tax advisor.

This Booklet contains documents which you are required to complete, sign and return to Barclays Capital Inc. before an account can be opened in your name.

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FUTURES AND OPTIONS

ACCOUNT APPLICATION

(For Institutions That Are Eligible Contract Participants Only)

Please complete all of the following information

(attach additional pages if necessary)

Capitalized terms used but not defined in this Futures and Options

Account Application shall have the meanings ascribed to them in the Futures and Options Customer Account Agreement

I. Mailing Address for All Notices and Statements

Name of Account:	Nuveen Long/Short Commodity Total Return Fund Care of: Nuveen Commodities Asset Management, LLC, Manager and Commodity Pool Operator

Mailing Address:	333 West Wacker Drive Chicago, IL 60606 Attn: Kevin J. McCarthy

Telephone:	(312) 917-7700 Facsimile: (312) 917-7952

E-mail Address:

Principal Business or Occupation of Customer:	Commodity pool

Jurisdiction and Date of Organization/Incorporation:	Delaware statutory trust organized on May 25, 2011

Tax I.D. No.:	45-2470177

Mailing Address for Duplicate Statements:	Gresham Investment Management LLC 67 Irving Place—12th Floor New York, NY 10003

State Street Operational Contact Name:	Jennifer Vaudo

Telephone:	(617) 662-0197 Facsimile: (617) 662-0266

E-mail Address:	javaudo@statestreet.com

Gresham Operational Contact Name:	Joshua Sucsy (accounting)

Telephone:	(212) 598-3172 Facsimile: (212) 984-1439

E-mail Address:	jsu@greshamllc.com

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Gresham Operational Contact Name:	Michael Miller (trading)

Telephone:	(212) 984-1421 Facsimile: (212) 984-1412

E-mail Address:	mtm@greshamllc.com

Legal/Compliance Contact Name:	Kevin J. McCarthy

Telephone:	(312) 917-6899 Facsimile: (312) 917-7952

E-mail Address:	Kevin.McCarthy@nuveen.com

II. Bank Reference

Bank Name:	State Street

Bank Address:	State Street Global Services US Investment Services 2 Avenue de Lafayette—5th Floor Boston, MA 02111

Account Number:	Account title: Nuveen Long/Short Commodity Total Return Fund ABA #: 011000028 DDA #: 10110757 Reference: NAM LONG/SHORT COMMOD TR GIM, NBMJ

III. Financial Statements.

Please enclose a copy of Customer’s most recent audited/unaudited financial statements.

IV. Customer Designation (check all that apply)

	Mutual Fund	Corporation	Partnership

☒	Commodity Pool	Bank	Trust

	Insurance Company	Limited Liability Company (LLC)	Limited Liability Partnership (LLP)

	Omnibus	ERISA Account	Other

V. Information Regarding Third Party Advisors

Are you giving discretionary authority over your account to a third party advisor?

Yes ☒            No ☐

If yes, you must complete the Discretionary Trading Authorization on page B-12 of this booklet, and the Advisor must sign the Representations of Advisor, found on page B-13 of this booklet.

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VI. Other Reporting Information

List any other persons or entities having a financial interest of 10% or more in this Account:

Name:	Name:
Legal Address:	Legal Address:
Telephone Number:	Telephone Number:
Taxpayer ID#:	Taxpayer ID#:
Percentage Interest:	Percentage Interest:

Name:	Name:
Legal Address:	Legal Address:
Telephone Number:	Telephone Number:
Taxpayer ID#:	Taxpayer ID#:
Percentage Interest:	Percentage Interest:

Customer represents that the foregoing information (including the attached financial statements) is true and correct. Customer agrees to promptly notify Barclays Capital Inc. of any material adverse change to the foregoing.

Nuveen Long/Short Commodity Total Return Fund
(Name of Customer—Please Print)

By: Nuveen Commodities Asset Management, LLC, the Fund’s manager and commodity pool operator

/s/ Gifford R. Zimmerman	October 30, 2012
(Signature)	(Date)

Gifford R. Zimmerman, Vice President and Assistant Secretary
(Name & Title – Please Print)

3 of 3	May 2012

BARCLAYS CAPITAL INC.

FUTURES AND OPTIONS CUSTOMER ACCOUNT AGREEMENT

This Futures and Options Customer Account Agreement (“Agreement”), dated October 30, 2012, between Barclays Capital Inc., a registered futures commission merchant (“FCM”) and broker/dealer, and Nuveen Long/Short Commodity Total Return Fund, a Delaware statutory trust (“Customer”), shall govern all transactions that Barclays Capital Inc. or any of its affiliates (collectively, “Barclays”) or agents may execute, clear and/or carry on Customer’s behalf for the purchase or sale of commodities, commodity futures, security futures, option and forward contracts thereon and interests therein (including exchange-for-physical (“EFPs”), exchange-for-swap (“EFSs”), and exchange-for-risk (“EFRs”) transactions) (collectively, “Contracts”) and any accounts, including reactivated accounts, carried by Barclays on behalf and in the name of Customer (each, an “Account”). It is understood that Customer acts through its manager, Nuveen Commodities Asset Management, LLC (“NCAM” or “Manager”), a registered commodity pool operator, which has engaged Gresham Investment Management LLC (“Gresham” and “Advisor”), a registered commodity trading advisor, to manage Customer’s investments in Contracts, and in that capacity Gresham is acting as an agent of the Customer and not as a principal.

1. APPLICABLE LAW.

Each Account and all Contracts, transactions and agreements in respect of each Account shall be subject to (i) the Commodity Exchange Act (“CEA”) and all rules and interpretations of the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”); (ii) the constitution, by-laws, rules, regulations, policies, procedures, interpretations and customs of any applicable U.S. or non-U.S. board of trade, exchange, contract market, trading facility or execution facility, including, without limitation, an electronic trading system, facility or service, or clearing organization (each, a “Transaction Facility”) or of any clearing firm or self-regulatory agency or organization; and (iii) any other laws, rules, interpretations, customs or usage of the trade applicable to Customer’s trading of Contracts. All such laws, rules, regulations, policies, procedures, interpretations, customs and usage, as in force from time to time, are hereinafter collectively referred to as “Applicable Law”.

2. GENERAL AGREEMENTS. Customer acknowledges and agrees that:

(a) Barclays’ Responsibility. Barclays is responsible solely for the execution, carrying and/or clearing of Contracts in each Account in accordance with the terms of this Agreement. Neither Barclays nor any managing director, officer or employee of Barclays is acting as a fiduciary or advisor in respect of Customer or any Contract or Account. Barclays shall have no responsibility for compliance with any law or regulation governing the conduct of any fiduciary or advisor of Customer that interacts with Barclays on behalf of the Customer in connection to this Agreement. Barclays shall have no responsibility for Customer’s compliance with any law or regulation governing or affecting Customer’s trading hereunder.

(b) Information and Positions. Any information concerning the market or matters incidental to the operation of any of the Accounts or the nature of any of the Contracts provided by Barclays is solely incidental to the conduct of Barclays’ business as an FCM. Barclays makes no representation as to the accuracy, completeness or reliability of any such information. Barclays and its managing directors, officers and employees may take, hold or liquidate positions in, or provide such information to other customers with respect to, Contracts that are the subject of such information furnished by Barclays to Customer, and such other positions and/or information may be inconsistent with the positions held by or information given to Customer.

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(c) Limitation of Barclays’ Liability. Barclays shall not be liable to Customer (i) in connection with the performance or non-performance by any Transaction Facility or by any other third party (excluding Barclays Capital Inc.’s affiliates or floor brokers employed by Barclays or its affiliates but including, without limitation, floor brokers that are not employed by Barclays or its affiliates, executing agents, banks, clearing firms and other depositories) in respect of any Contract or other property of Customer; (ii) as a result of any prediction or information concerning the market made or given by a representative of Barclays, whether or not made or given at the request of Customer; (iii) as a result of any delay in the performance or non-performance of any of Barclays’ obligations hereunder directly or indirectly caused by the occurrence of any contingency beyond Barclays’ control including, but not limited to, the unscheduled closure of a Transaction Facility, clearing firm or other depository or delays in the transmission of orders due to breakdowns or failures of transmission or communication facilities, Transaction Facilities or other systems, it being understood that Barclays shall be excused from performance of its obligations hereunder for such period of time as is reasonably necessary after such occurrence to remedy the effects therefrom; (iv) as a result of any action taken by or on behalf of Barclays or its floor brokers and agents to comply with Applicable Law; (v) for any acts or omissions of those neither employed nor supervised by Barclays; or (vi) any losses or damages suffered by Customer resulting directly or indirectly from government action, war, strike or national disaster. Neither Barclays nor its managing directors, officers or employees shall be responsible for any loss, liability, damage or expense except to the extent that it is finally judicially determined that such loss, liability, damage or expense arises directly from its gross negligence or willful misconduct. In no event will Barclays, its managing directors, officers or employees be liable to Customer for consequential, incidental or special damages under or relating to this Agreement.

(d) Security Interest. Except to the extent proscribed by Applicable Law not subject to waiver, all Contracts, funds, margin, performance bond, premium, currencies, securities, credit balances and other property from time to time held by, to the order of or on behalf of Barclays or held for the benefit of the Customer by Barclays including, without limitation, by any Transaction Facility or clearing firm through which Contracts are executed, carried and/or cleared and/or positions are held by Barclays, on behalf of the Customer, and all proceeds thereof (collectively, “Collateral”) are hereby pledged to Barclays, and shall be subject to a general lien and a continuing, perfected first security interest in Barclays’ favor to secure any and all of Customer’s indebtedness or other obligations and/or liabilities owed to Barclays. Customer agrees to execute any documents reasonably required by Barclays for the perfection or negotiation of such general lien or security interest. Customer hereby grants Barclays the right, in accordance with Applicable Law, to pledge, repledge, transfer, hypothecate, rehypothecate, loan or invest any of the cash Collateral, including without limitation, utilizing the cash Collateral to purchase securities pursuant to repurchase agreements or reverse repurchase agreements with any party, in each case without notice to Customer. In addition, Customer hereby grants Barclays the right, in accordance with Applicable Law, to pledge, repledge, transfer, hypothecate, or rehypothecate any of the non-cash Collateral to a Transaction Facility or clearing firm through which transactions are executed, carried and/or cleared, in each case without notice to Customer. Notwithstanding the foregoing, in the event that the Customer posts Collateral in respect of a Contract that is not eligible to be posted to the relevant Transaction Facility, Customer agrees that Barclays shall have the right to borrow, pledge, repledge, transfer, hypothecate, rehypothecate, loan or invest Collateral in accordance with Applicable Law. Unless mutually agreed otherwise, Barclays shall pay to Customer the interest or income earned from the investment or utilization of such Collateral at a rate agreed to by the parties hereto.

(e) Conclusiveness of Reports and Objections. All written reports related to Contracts in the Accounts, including but not limited to confirmations, purchase and sale statements and correction notices (collectively, “Reports”), shall be conclusive and binding on Customer unless Customer notifies Barclays of any objection prior to the opening of trading on the Transaction Facility on or through which such Contract occurred on the business day following the day on which Customer receives such Report, except for monthly statements, which shall be conclusive and binding on Customer unless Customer notifies Barclays of any objection within ten (10) days of the receipt thereof. Nothing herein, however, shall prevent Barclays upon discovery of any error or omission, from correcting a Report. All oral communications related to Contracts in the Accounts with a natural person who is reasonably believed by Barclays to be associated with Gresham, NCAM or the Customer shall be conclusive and binding on Customer unless Customer notifies Barclays of any objection at the time of such communication.

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(f) Deliveries. If Customer intends to make or take delivery under any futures Contract, Customer agrees to notify Barclays not later than the time specified by Barclays and in any event at least (i) with respect to long positions, two (2) business days prior to first notice day of the applicable Transaction Facility, and (ii) with respect to short positions, two (2) business days prior to the last trading day for the Contract in question. With respect to any deliverable Contract, Customer shall ensure Barclays holds sufficient funds in Customer’s Account to fulfill Customer’s obligations to make or take delivery and shall furnish Barclays with property deliverable by Customer under any Contract in accordance with Barclays’ directions. If Customer fails to comply with any of the foregoing obligations, Barclays may, at its discretion and upon Barclays’ good faith effort to notify Customer, liquidate and/or roll forward to a later delivery month any open Contracts, make or receive delivery of any commodities or instruments for Customer’s Account and risk, and in such manner and on such terms as Barclays in its reasonable discretion deems necessary or appropriate. Customer shall remain fully liable for, and Customer’s Account will be debited for, any loss, costs, expenses and liabilities incurred by Barclays in connection with such Contracts and for any remaining debit balance in Customer’s Account. Barclays acknowledges that Customer intends to settle all of its obligations under futures and options contracts carried in Customer’s Account(s) by closing such contracts with an opposite and offsetting trade or by cash settlement where such contracts are assigned a delivery notice, except in the case of delivery where the rules of the exchange or clearing house or applicable law prohibit cash settlement.

(g) Options Exercise and Allocation Procedure. If Customer intends to exercise any option Contract, Customer agrees to notify Barclays not later than the time specified by Barclays and in any event at least one hour prior to the latest notification time specified by the relevant Transaction Facility. If Customer fails to comply with any of the foregoing, Barclays may, at its discretion and upon Barclays’ good faith effort to notify Customer, exercise or allow the expiration of any options for Customer’s Account and risk, and in such manner and on such terms as Barclays in its discretion deems necessary or appropriate. Customer shall remain fully liable for, and Customer’s Account will be debited for, any loss, costs, expenses and liabilities incurred by Barclays in connection with such Contracts and for any remaining debit balance in Customer’s Account. Customer understands and acknowledges that certain option Contracts sold by Customer may be subject to exercise at any time. Exercise notices received by Barclays with respect to option Contracts sold by Barclays’ customers shall be allocated among customers (including Customer) pursuant to a random allocation procedure, and Customer shall be bound by any such allocation made to it. Information regarding Barclays’ random allocation procedure is available upon request. Such notices may be allocated to Customer after the close of trading on the day on which such notices have been allocated to Barclays by the applicable Transaction Facility. In the event of the allocation of an exercise notice(s) to Customer, Barclays shall use reasonable efforts to notify Customer promptly. Barclays shall have no responsibility for any action it takes or fails to take with respect to any option Contract (and, without limiting the foregoing, shall have no responsibility to exercise any option Contract purchased by Customer) unless and until Barclays receives acceptable and timely instructions from Customer indicating the action to be taken.

(h) Acceptance of Orders; Position Limits. Barclays shall have the right, upon prior notice to Customer, whenever in its discretion it deems it appropriate, (i) to limit the number of open Contracts (net or gross) that Barclays will at any time execute, clear and/or carry for Customer, (ii) to require Customer to reduce open positions carried with Barclays, and (iii) to refuse the acceptance of orders to establish new positions. Barclays shall immediately notify Customer of its rejection of any order. Unless specified by Customer, Barclays may designate the Transaction Facilities (including, without limitation, any electronic trading systems or facilities) on or through which it will attempt to execute orders. Customer shall comply at all times, including throughout the trading day, with all position limit rules imposed by Applicable Law.

(i) Liquidation of Offsetting Positions. Barclays shall liquidate any Contract for which an offsetting order is entered by Customer, unless Customer instructs Barclays not to liquidate such Contract and to maintain the offsetting Contracts as open positions, provided, however, that Barclays shall not be obligated to comply with any such instructions given by Customer if Customer fails to provide Barclays with any representations, documentation or information reasonably requested by Barclays or if, in Barclays’ reasonable judgment, any failure to liquidate such offsetting Contracts against each other would result in a violation of Applicable Law.

(j) Reliance on Instructions. Barclays and its managing directors, officers and employees shall be entitled to rely, and shall not be liable for any reliance, on any instruction, notice or communication that it reasonably believes to have originated from Customer or Customer’s duly authorized agent (including a third-party advisor, if any), and Customer shall be bound thereby.

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(k) Use of Clearing Brokers. Customer authorizes Barclays in its discretion to select for and on behalf of Customer floor brokers and execution agents and, on Transaction Facilities where Barclays is not a clearing member, unaffiliated clearing brokers, which will act as brokers and agents of Customer in connection with Contracts for the Account(s). Such Contracts may be cleared through accounts maintained by Barclays in its own name with one or more clearing brokers.

(l) Give-Ups. Absent a separate written agreement with Customer with respect to give-ups, Barclays, in its discretion, may, but shall not be obligated to, accept from other brokers Contracts executed by such brokers for Customer and to be given up to Barclays for clearance or carrying in an Account.

(m) Financial and Other Information. Customer shall provide to Barclays such financial and other information regarding Customer as Barclays may from time to time reasonably request. Customer authorizes Barclays to contact such banks, financial institutions and credit agencies as Barclays shall deem appropriate from time to time for verification of such information. Customer shall notify Barclays promptly of any material adverse change to its condition, financial or otherwise. Customer acknowledges and agrees that Barclays may provide financial and other information regarding Customer to any Transaction Facility, clearing firm or self-regulatory agency or organization upon the request of any such entity and as permitted by Applicable Law.

(n) Currency Exchange Risk. Customer shall bear all risk and cost in respect of the conversion of currencies incident to Contracts effected on behalf of Customer pursuant hereto. Unless otherwise specified in the Reports sent to Customer with respect to its Contracts and Accounts, all margin deposits in connection with any Contracts, and any debits or credits to Customer’s Account(s), shall be stated in U.S. Dollars. By placing an order in a Contract settled in a particular currency (the “Contract Currency”), Customer agrees to convert to the Contract Currency funds sufficient to meet the applicable margin requirement. Any conversions of currency shall be at a rate of exchange reasonably determined by Barclays based on prevailing money market rates of exchange for such currencies.

(o) Consent to Recording. Each party (i) consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, with or without the use of an automatic tone warning device (ii) waives any further notice of such monitoring or recording, and (iii) agrees to notify (and, if required by law, obtain the consent of) its officers and employees with respect to such monitoring or recording. The parties agree that any such recording may be submitted in evidence to any court or in any proceeding for the purpose of establishing any matters pertinent to this Agreement or any Contract.

(p) Inactive Accounts. Customer acknowledges that Barclays may from time to time place accounts in which there is no trading on inactive status and Customer agrees to provide whatever reasonably requested information Barclays may require upon Customer’s request to reactivate any such inactive Account.

3. CUSTOMER REPRESENTATIONS.

Customer represents, warrants and agrees as of the date hereof and on the date of each Contract executed hereunder that:

(a) Customer has full right, power and authority to enter into this Agreement, and the person executing this Agreement on behalf of Customer is authorized to do so;

(b) this Agreement is binding on Customer and enforceable against Customer in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors rights and remedies generally, and subject to general principles of equity;

(c) Customer is an “eligible contract participant,” as such term is defined in Section 1a of the CEA;

(d) Customer may lawfully establish and open the Account(s) for the purpose of effecting purchases and sales of Contracts through Barclays;

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(e) Contracts entered into pursuant to this Agreement will not violate any applicable law (including any Applicable Law), judgment, order or agreement to which Customer or its property is subject or by which it or its property is bound;

(f) Customer is authorized under its organizational and other governing documents, as amended from time to time, to trade in Contracts, as instructed by Customer’s account controller, and hereby expressly waives any ultra vires or similar defense it may have;

(g) all information provided by Customer in the Futures and Options Account Application (which application and the information contained therein hereby is incorporated into this Agreement) is true, correct, complete and accurate in all material respects;

(h) it will not rely on any communication (written or oral) of Barclays as investment advice or as a recommendation to enter into any Contract, and no such communication (written or oral) received from Barclays shall be deemed to be an assurance or guarantee as to the expected results of the Contract;

(i) Customer is acting for its own account, is capable of assessing the merits of, understanding (on its own behalf or through independent professional advice) and assuming, and understands, accepts and assumes, the terms, conditions and risks of each Contract, and will make its own independent decisions to enter into Contracts and as to whether each Contract is appropriate or proper for it based on Customer’s own judgment and upon advice from such advisors as it has deemed necessary;

(j) Barclays shall have no discretionary authority, power or control over any decisions made by or on behalf of Customer in respect of the Account, regardless of whether Customer relies on the information provided by Barclays in making any such decisions;

(k) Barclays is not acting as a fiduciary, foundation manager, commodity pool operator, commodity trading advisor or investment adviser in respect of the Accounts opened by Customer;

(l) except as disclosed in writing to Barclays, Customer is acting solely as principal and not as agent for any other party and no other customer has any interest in the Account;

(m) if Customer’s Account is managed by one or more trading advisors, (i) Customer and such trading advisor(s) agree and acknowledge that Barclays is not a party to and has not reviewed nor will be charged with knowledge of any of the terms of any applicable investment management agreement, organizational document or any other similar such document (each, an “Authority Document”), and Barclays will assume that any investment decisions made by the Customer or by the trading advisor(s) on behalf of the Customer are authorized by the terms of the Authority Documents, and (ii) Customer has provided such trading advisor(s) with specific discretionary authority (or, by this document, provides them with such specific authority) to (x) enter into Contracts, (y) make or receive deliveries in respect of Contracts on Customer’s behalf and (z) transfer cash or other assets into and out of Customer’s Account;

(n) Customer has reviewed the registration requirements of the CEA, CFTC and NFA relating to commodity pool operators and commodity trading advisors and has determined that it and any person that has trading authority or control over its Account are in compliance with such requirements;

(o) Customer has made no changes to this form of Agreement, or any other form of agreement, authorization, tax form or other document relating to this Agreement or the Account(s), provided by Barclays, except as agreed to by Barclays;

(p) Barclays is relying on the representations and warranties of Customer contained herein in entering into this Agreement and opening the Account and Customer will immediately notify Barclays of any changes to the accuracy thereof;

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(q) Customer expressly agrees to waive any and all claims, rights or causes of action which Customer has or may have against Barclays, its managing directors, officers and/or employees arising in whole or in part, directly or indirectly, out of any act or omission of a party who refers or introduces Customer to Barclays or who places orders on behalf of Customer, except claims, rights or causes of action arising out of, or caused, in whole or in part, by Barclays gross negligence or willful misconduct; and

(r) No person or entity other than Customer has, nor during the term of this Agreement will have, any ownership interest of ten percent or more in any Account, and no person other than Customer and its trading advisor, if any, has or will have any control over any Account, except as otherwise disclosed to Barclays in writing.

Barclays represents, warrants and agrees as of the date hereof that:

(a) Barclays has full right, power and authority to enter into this Agreement, and the person executing this Agreement on behalf of Barclays is authorized to do so;

(b) Barclays has full power and authority to perform its obligations under this Agreement;

(c) This Agreement is binding on Barclays and enforceable against Barclays in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors rights and remedies generally, and subject to general principles of equity;

(d) Barclays and its principals have all governmental, regulatory and exchange licenses and approvals and have effected all filings and registrations with governmental and regulatory agencies required to conduct their business or required to perform their obligations under this Agreement;

(e) Barclays is and shall remain in material compliance with all laws, rules, regulations and orders of any government, governmental agency or self-regulatory organization required for it to perform its obligations under this Agreement and the matters to be discharged by it with respect thereto,;

4. PAYMENT OBLIGATIONS OF CUSTOMER. With respect to every Contract purchased, sold or cleared for the Account, Customer shall pay Barclays upon demand (which demand may be written or oral):

(a) all brokerage charges, give-up fees, commissions and service fees as Barclays may from time to time charge;

(b) all Transaction Facility, clearing firm or NFA fees or charges, or any other transaction fees, regulatory fees and service charges incurred with respect to each Contract;

(c) any tax imposed on such Contracts by any competent taxing authority;

(d) any debit balance or deficiency in the Account;

(e) interest on any debit balances remaining in the Account at a rate as may be mutually agreed upon from time to time, together with Barclays’ costs and reasonable attorneys’ fees incurred in collecting any such debit balance; and

(f) any other amounts owed by Customer to Barclays with respect to the Account, any Contracts carried therein or transactions undertaken in connection therewith.

Any and all payments required to be made by Customer hereunder shall be made by wire transfer, in immediately available funds, to an account designated by Barclays, unless otherwise agreed by Barclays.

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5. MARGIN AND OTHER CONTRACT OBLIGATIONS.

(a) With respect to every Contract purchased, sold or cleared for the Account, Customer shall make, or cause to be made, all applicable initial margin, variation margin, intra-day margin and premium payments, and perform all other obligations attendant to Contracts or positions in such Contracts, as such payments or performance may be required by Barclays consistent with Applicable Law or as such payments or performance may be required of Barclays by any member of any Transaction Facility clearing such Contract on Barclays’ behalf. Customer acknowledges and agrees that Barclays has no obligation to establish uniform margin requirements among products or customers and margins required by Barclays may exceed the minimum margin requirements of the applicable Transaction Facility and be increased or decreased from time to time at the reasonable discretion of Barclays, without advance notice to Customer.

(b) Requests for margin deposits and/or premium payments may, at Barclays’ election, be communicated to Customer orally, telephonically, electronically, or in writing. Customer margin deposits and/or premium payments shall be made to such omnibus customer account(s) as directed by Barclays, and shall be in the form of cash.

(c) Upon the Customer’s request, Barclays shall return to the Customer any excess Collateral in the Account(s) representing gains on Customer’s transactions, other than de minimis amounts, which shall be no more than $25,000, as soon as reasonably practicable but no later than the next business day following receipt thereof with respect to cash, but only to the extent that Barclays’ return of the Collateral to the Customer does not create a shortfall with respect to margin, premiums or any other amounts due to Barclays under this Agreement.

6. CUSTOMER DEFAULT AND BARCLAYS’ REMEDIES.

(a) Each of the following events shall be a default (“Default”) by Customer under this Agreement:

(i) Customer breaches or fails to timely and fully perform any of its obligations hereunder or otherwise in respect of any Contract;

(ii) Customer fails to deposit or maintain required margin, fails to pay required premiums or fails to make any other undisputed payments required hereunder or otherwise in respect of any Contract;

(iii) if Customer is an employee benefit plan, the termination of Customer or the filing by Customer of a notice of intent to terminate with a governmental agency or body, or the receipt of a notice of intent to terminate Customer from a governmental agency or body, or the inability of Customer to pay benefits under the relevant employee benefit plan when due;

(iv) any representation made by Customer or Customer’s advisor or account controller (if any) is not or ceases to be accurate and complete in any material respect;

(v) a case in bankruptcy is commenced or a proceeding under any insolvency or other law for the protection of creditors or for the appointment of a receiver, trustee or similar officer is filed by or against Customer and such case is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution thereof;

(vi) Customer makes or proposes to make any arrangement or composition for the benefit of its creditors, or Customer or any of its property is subject to any agreement, order or judgment providing for Customer’s dissolution, liquidation or reorganization, or for the appointment of a receiver, trustee or similar officer for Customer or its property;

(vii) Customer makes an admission in writing that it is insolvent or is unable to pay its debts when they mature or the suspension by Customer of its usual business or any material portion thereof; and

(viii) any warrant or order of attachment is issued against any Account or a judgment is levied against any Account.

A-7	May 2012 Single Customer Version

(b) Upon the occurrence of a Default, or if Barclays , after consultation with Customer or its account controller or agent, if practicable, reasonably considers it necessary for its protection to exercise any of the following remedies, then Barclays shall have the right, in addition to any other remedy available at law or equity to Barclays, all without demand for margin and without notice or advertisement (except as provided in Section 6(c) below), to:

(i) close out any or all of Customer’s open Contracts, including, without limitation, through EFPs, EFSs or EFRs. For the purposes of this provision, Customer expressly authorizes Barclays to act as broker for Customer or as principal opposite Customer with respect to such EFP, EFS or EFR transactions and to execute such physical commodity, swap or over-the-counter transactions and documents on behalf of Customer as may be reasonably necessary to effect such EFP, EFS or EFR transactions. Customer recognizes that such EFP, EFS or EFR transactions are not competitively executed by open outcry on a Transaction Facility but will be executed at the market price then available to Barclays and in accordance with Applicable Law;

(ii) cancel any or all of Customer’s outstanding orders;

(iii) treat any or all of Customer’s obligations due Barclays as immediately due and payable;

(iv) set off any obligations of Barclays to Customer against any obligations of Customer to Barclays;

(v) sell any Collateral and/or set off and apply any Collateral or the proceeds of the sale of any Collateral to satisfy any obligations of Customer to Barclays;

(vi) borrow or buy any Contracts, options, securities or other property for any Account;

(vii) terminate any or all of Barclays’ obligations for future performance to Customer; and/or

(viii) take such other or further action as Barclays in its discretion reasonably considers necessary or appropriate under the circumstances.

(c) So long as Barclays’ rights or position would not be jeopardized thereby, Barclays shall make a good faith effort to notify Customer of its intention to take any of the actions specified in (i) through (viii) of Section 6(b) above before taking any such action. Barclays shall not be deemed to have breached any obligation to Customer if no such notice is given. Any sale or purchase hereunder may be made in any commercially reasonable manner. In all cases a prior demand, margin call or notice of any kind shall not be considered a waiver of Barclays’ right to take any action provided for herein. Customer shall be liable for the payment of any deficiency remaining in each Account after any such action is taken, together with interest thereon.

7. TERMINATION.

(a) This Agreement may be terminated by Customer or Barclays by written notice to the other. Such termination shall be of no effect in relation to any orders placed or Contracts executed prior to such notice. In the event of such notice, Customer shall promptly, and in any event no later than 20 business days following such notice, either close out open positions in the Account(s) or transfer such open positions to another FCM.

(b) Upon satisfaction by Customer of all liabilities to Barclays arising hereunder (including payment obligations with respect to the transfer of Contracts to another FCM), Barclays shall, without imposing any additional charges or penalties, promptly transfer to the FCM specified by Customer all Contracts, cash, securities and other property then held for any Account. The representations, warranties and indemnities contained in this Agreement shall survive any termination of this Agreement.

8. INDEMNIFICATION. Customer hereby agrees to pay, indemnify and hold Barclays, its directors, officers and employees harmless from and against any and all loss, liability, damage, cost, penalty, fine, tax or expense (including, without limitation, reasonable attorneys’ fees, costs of collection and any cost incurred in

A-8	May 2012 Single Customer Version

successfully defending against any claim asserted by Customer) (collectively, “Losses”) incurred by Barclays or such other persons in connection with the Account and/or any Contracts or positions established or maintained therein, except to the extent it is judicially determined that such Losses resulted directly as a result of Barclays’ gross negligence or willful misconduct. Such indemnification shall include, without limitation, Losses with respect to (i) any action taken or not taken by Barclays and its managing directors, officers or employees in reliance upon any instruction, notice or communication that it reasonably believes to have originated from Customer or Customer’s duly authorized agent (including a third-party advisor, if any), and (ii) the exercise of Barclays’ default remedies under Section 6 of this Agreement.

9. GOVERNING LAW, JURISDICTION AND WAIVER OF JURY TRIAL.

(a) THE CONSTRUCTION, VALIDITY, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES).

(b) TO THE EXTENT NOT OTHERWISE REQUIRED UNDER APPLICABLE LAW, ANY DISPUTES ARISING UNDER THIS AGREEMENT OR ANY TRANSACTION IN CONNECTION HEREWITH SHALL BE RESOLVED IN A COURT OF LAW LOCATED IN THE STATE OF NEW YORK, BOROUGH OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURTS AND AGREE THAT VENUE BEFORE SUCH COURTS IS PROPER. CUSTOMER CONSENTS TO THE SERVICE OF PROCESS BY THE MAILING TO CUSTOMER OF COPIES OF THE APPROPRIATE COURT FILING BY CERTIFIED MAIL TO THE ADDRESS OF CUSTOMER AS IT APPEARS ON THE BOOKS AND RECORDS OF BARCLAYS, SUCH SERVICE TO BE EFFECTIVE THREE DAYS AFTER MAILING. CUSTOMER HEREBY WAIVES IRREVOCABLY ANY IMMUNITY TO WHICH IT MIGHT OTHERWISE BE ENTITLED IN ANY ARBITRATION, ACTION AT LAW, SUIT IN EQUITY OR ANY OTHER PROCEEDING ARISING OUT OF OR BASED ON THIS AGREEMENT OR ANY TRANSACTION IN CONNECTION HEREWITH.

(c) CUSTOMER HEREBY WAIVES A TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION IN CONNECTION THEREWITH.

10. CROSS TRADE CONSENT. The Customer hereby authorizes Barclays, and its managing directors, officers, employees and floor brokers acting on Customer’s behalf in any transaction for the Account, without prior notice to Customer, to take the other side of Customer’s transaction, subject to the transaction being executed at the prevailing price in accordance with the regulations of the applicable Transaction Facility and the rules and regulations of the CFTC.

11. MISCELLANEOUS.

(a) Severability. If any provision of this Agreement is or at any time becomes inconsistent with or invalid under any present or future Applicable Law, such inconsistent or invalid provision shall be deemed to be superseded or modified to conform to such Applicable Law, but in all other respects this Agreement shall continue in full force and effect.

(b) Successors; Binding Effect. This Agreement shall be binding on and inure to the benefit of each of the parties and their respective successors and assigns. This Agreement and the obligations of Customer hereunder may not be assigned or delegated without the prior written consent of Barclays. Customer agrees that Barclays shall have the right to transfer or assign this Agreement (and the Account) (i) to any successor entity or if required by Applicable Law or a regulator or (ii) if Barclays makes such transfer or assignment pursuant to a consolidation or amalgamation with, or merger with or into, or a transfer of all or substantially all of its assets to, another entity, in each case without obtaining the consent of Customer. Other than the circumstances referenced above, Barclays will not assign this agreement to another party without Customer’s written consent, such consent not to be unreasonably withheld.

A-9	May 2012 Single Customer Version

(c) Entire Agreement. This Agreement and the attached appendices, consents, certifications and authorizations constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements between the parties as to the subject matter hereof.

(d) Amendments or Waiver. No provision of this Agreement shall in any respect be waived, modified or amended unless such waiver, modification or amendment is in writing and signed by authorized representatives of each party hereto.

(e) Notices and Reports. Except as otherwise expressly provided in this Agreement, all Reports, instructions, notices or other communications shall be given orally, unless requested to be in writing. All oral or written Reports, instructions, notices or other communications shall be directed as follows:

(i)	if to Barclays:

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Futures On-Boarding Team

Telephone: (212) 526-1200

Any customer complaints or legal notices shall be directed to “Attention: Futures Compliance Officer.”

(ii)	if to Customer, at the address, telephone, email or facsimile number as indicated on the Futures and Options Account Application or such other address, telephone, email or facsimile number provided to Barclays by Customer from time to time.

(iii)	if to an Advisor, at the address, telephone, email or facsimile number indicated on the Futures and Options Account Application or such other address, telephone, email or facsimile number provided to Barclays by such Advisor from time to time.

Written Reports and/or notices shall be deemed to have been given by a party hereto (a) if personally delivered to the other party, on the date of such delivery, (b) if sent by confirmed facsimile transmission, on the date of such confirmed facsimile transmission, (c) if sent via email or other electronic media, to Kevin McCarthy, Managing Director, Assistant General Counsel, Nuveen Investments (Kevin.McCarthy@nuveen.com); Jennifer Vaudo, Vice President, State Street Global Services (javaudo@statestreet.com); Michael Miller, Trade Operations Manager, Gresham Investment Management, LLC (mtm@greshamllc.com); or such other person(s) as shall be designated by Customer in writing on the date that such notice or Report was sent, or (d) if sent by certified mail, return receipt requested, postage prepaid, on the third business day after the mailing date.

The Customer hereby consents to the delivery of all Reports, instructions, notices or other communications via email to the person(s) designated in the immediately preceding paragraph with such consent to remain effective for the duration of the Agreement unless Customer withdraws such consent via written notice to Barclays. Customer acknowledges that e-mail messages are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, interfered with, or deleted without the knowledge of the sender or the intended recipient. Barclays makes no warranties in relation to these matters. Barclays reserves the right to intercept, monitor and retain e-mail messages to and from its systems as permitted by Applicable Law.

(f) No Waiver. No failure on the part of Barclays or Customer to exercise and no delay in exercising, any contractual right will operate as a waiver or modification thereof, nor will any single or partial exercise by Barclays or Customer of any right preclude any other or future exercise thereof.

A-10	May 2012 Single Customer Version

(g) Rights and Remedies Cumulative. All rights and remedies under this Agreement as amended and modified from time to time are cumulative and not exclusive of any rights or remedies which may be available at law or otherwise.

[signature page to follow]

A-11	May 2012 Single Customer Version

12. CUSTOMER ACKNOWLEDGMENTS. (PLEASE INITIAL APPROPRIATE CLAUSES BELOW.)

(a) CUSTOMER HEREBY ACKNOWLEDGES THAT IT HAS RECEIVED AND UNDERSTANDS THE FOLLOWING DISCLOSURE STATEMENT PRESCRIBED BY THE CFTC AND FURNISHED HEREWITH:

/s/ GRZ	Risk Disclosure Statement for Futures and Options
Initial	(Appendix A to CFTC Rule 1.55(c) transcribed in full on pages 1-3 of Booklet 2 – Risk Disclosure Statements)

(b) If Customer (i) maintains one or more other accounts (such as a securities, commodities, cash or margin account) at Barclays and (ii) wants to permit Barclays to transfer funds from such accounts without obtaining specific instructions in each case, Customer should initial the following section:

Initial	Customer hereby specifically authorizes Barclays, until further notice in writing, to transfer any excess funds from/to Customer’s regulated commodity account, whether a segregated account or a secured account, (i) to/from any other account that Customer maintains with Barclays, if in Barclays’ judgment such transfer is necessary to avoid or reduce a margin call or to reduce a debit balance in such other account, or (ii) to Barclays in order to satisfy any obligation of Customer to Barclays. Barclays will notify Customer in writing of any transfer of funds made pursuant to this authorization within a reasonable time after each transfer.

IN WITNESS WHEREOF, the Customer has executed this Agreement as of the date set forth below.

Customer

Account Name: Nuveen Long/Short Commodity Total Return Fund	By: Nuveen Commodities Asset Management, LLC, the Fund’s manager

Date: October 30, 2012	By:	/s/ Gifford R. Zimmerman
	Print Name:	Gifford R. Zimmerman
	Title:	Chief Administrative Officer

Barclays Capital Inc.

By:	/s/ Vijay Pant
Print Name:	Vijay Pant
Title:	Managing Director

PLEASE BE CERTAIN YOU HAVE INITIALED OR CHECKED ALL APPROPRIATE ELECTIONS ABOVE AND THAT YOU HAVE FULLY COMPLETED THE ABOVE SIGNATURE BLOCK.

A-12	May 2012 Single Customer Version

APPENDIX OF ADDITIONAL TERMS FOR REGISTERED INVESTMENT COMPANIES

Customer hereby represents and warrants, by checking the appropriate box, that:

☒	Customer IS NOT an investment company registered under the Investment Company Act of 1940. (The following additional terms do not apply to the Account. Please sign below and proceed to page B-3.)

☐	Customer IS an investment company registered under the Investment Company Act of 1940. (The following additional terms apply to the Account.)

Capitalized terms used but not defined in this Appendix have the meaning set forth in the Agreement. The following terms shall supplement those contained in the Agreement with respect to the Accounts and shall control in the event other terms of the Agreement are inconsistent with those contained in this Appendix.

This Appendix is intended to ensure Barclays’ and the Customer’s compliance with the Investment Company Act of 1940, as amended (the “Act”) and the rules and regulations thereunder, particularly Rule 17f-6 under the Act and any successor rule. Rule 17f-6 permits the Customer to place and maintain cash, securities, and similar investments with the FCM in amounts necessary to effect the Customer’s transactions in Exchange-Traded Futures Contracts and Commodity Options subject to certain conditions that are expressed below. To the extent that Rule 17f-6 is modified or amended, the following terms and conditions contained in this Appendix shall be deemed to be automatically amended to be in compliance with such modified or amended rule without any further action required by the parties hereto.

(1) Barclays, as FCM, hereby covenants and agrees that the manner in which Barclays maintains the Customer’s assets shall be subject to the following:

•	Barclays shall comply with the segregation requirements of Section 4d(2) of the CEA and the rules thereunder or, if applicable, the secured amount requirements of Rule 30.7 under the CEA;

•

Barclays, as appropriate to the Customer’s transactions and in accordance with the CEA and the rules and regulations thereunder (including 17 CFR Part 30), may place and maintain the Customer’s assets to effect the Customer’s transactions with another FCM, a Clearing Organization, a U.S. or Foreign Bank, or a member of a foreign board of trade, and shall obtain an acknowledgment, as required under Rules 1.20(a) or 30.7(c) under the CEA, as applicable, that such assets are held on behalf Barclays’ customers in accordance with the provisions of the CEA;

•

Barclays shall promptly furnish copies of or extracts from Barclays’ records or such other information pertaining to the Customer’s assets as the Securities and Exchange Commission through its employees or agents may request; and

•

Upon the Customer’s request, any gains on the Customer’s transactions, other than de minimis amounts, will be transferred by Barclays to the Customer by the next business day following receipt thereof.

B-1	May 2012 Single Customer Version

(2) Customer hereby represents, warrants, agrees and covenants that:

•

The Customer will place and maintain cash, securities, and similar investments with Barclays, as FCM, in amounts necessary to effect the Customer’s transactions in Exchange-Traded Futures Contracts and Commodity Options;

•

If the custodial arrangements under the Agreement as supplemented by this Appendix no longer meet the requirements set forth in Rule 17f-6 under the Act, the Customer shall withdraw its assets from the Account as soon as reasonably practicable;

•

The Customer is and shall remain in compliance with the Act with respect to its execution, delivery and performance of the Agreement and the Contracts. Specifically, the Customer will at all times be in compliance with Section 18 of the Act with respect to its Contracts or otherwise will segregate assets for, and/or cover, its exposures under its Contracts in accordance with prevailing interpretations or guidance by the Securities and Exchange Commission under Section 18 of the Act; and

•

To the extent the Customer relies on subchapter M of the Internal Revenue Code of 1986 for its tax status, the Customer will, with respect to the Contracts, remain in compliance with the requirements of subchapter M at all times Contract is outstanding. The Customer shall provide prompt written notice to Barclays if its tax status under subchapter M, if applicable, is or will be jeopardized by any Contract(s).

“Clearing Organization” means a clearing organization as defined in Rule 1.3(d) under the CEA and includes a clearing organization for a foreign board of trade.

“Exchange-Traded Futures Contracts and Commodity Options” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of: (a) any contract market designated for trading such transactions under the CEA and the rules thereunder; or (b) any board of trade or exchange outside the United States, as contemplated in Part 30 under the CEA.

“FCM” means any person that is registered as a futures commission merchant under the CEA and that is not an affiliated person of Customer/Fund or an affiliated person of such person.

“U.S. or Foreign Bank” means a bank, as defined in section 2(a)(5) of the Act, or a banking institution or trust company that is incorporated or organized under the laws of a country other than the United States and that is regulated as such by the country’s government or a agency thereof.

Nuveen Long/Short Commodity Total Return Fund
(Name of Customer – Please Print)

By:	Nuveen Commodities Asset Management, LLC, the Fund’s manager and commodity pool operator

/s/ Gifford R. Zimmerman
(Signature)

Gifford R. Zimmerman, Chief Administrative Officer
(Name & Title – Please Print)

October 30, 2012
(Date)

B-2	May 2012 Single Customer Version

HEDGE ACCOUNT ELECTION

Please check the appropriate box(es) for the type of Account(s) that Customer will require.

☐	Hedging Account

☒	Speculative Account

To the extent Customer has checked the Hedging Account box, Customer represents that each Contract that Customer instructs Barclays to place in the Hedging Account will represent a bona fide hedging transaction as defined in CFTC Regulation §1.3(z).

Capitalized terms used but not defined in this Hedge Account Election have the meaning set forth in the Agreement.

Nuveen Long/Short Commodity Total Return Fund

(Name of Customer – Please Print)

By: Nuveen Commodities Asset Management, LLC, the Fund’s manager and commodity pool operator

/s/ Gifford R. Zimmerman
(Signature)

Gifford R. Zimmerman, Chief Administrative Officer
(Name & Title –Please Print)

October 30, 2012
(Date)

B-3	May 2012 Single Customer Version

LIQUIDATION ELECTION

Customer should note that CFTC Regulation §190.06 permits Customer to specify whether, in the unlikely event of Barclays’ bankruptcy, Customer prefers the bankruptcy trustee to liquidate all positions in the Account(s). Accordingly, Customer hereby elects as follows (please check one):

☐ Liquidate                            ☐ Not Liquidate

If neither alternative is selected, Customer will be deemed to have elected to have all positions liquidated. This election may be changed at any time by written notice.

Capitalized terms used but not defined in this Liquidation Election have the meaning set forth in the Agreement.

Nuveen Long/Short Commodity Total Return Fund

(Name of Customer – Please Print)

By: Nuveen Commodities Asset Management, LLC, the Fund’s manager and commodity pool operator

/s/ Gifford R. Zimmerman
(Signature)

Gifford R. Zimmerman, Chief Administrative Officer
(Name & Title –Please Print)

October 30, 2012
(Date)

B-4	May 2012 Single Customer Version

PLAN ASSET REPRESENTATION

Customer hereby represents and warrants, by checking the appropriate box, that:

☒	(1) none of its assets constitute or are deemed to be assets of any employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), any plan subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”) or any governmental plan subject to rules similar to those of Section 406 of ERISA or Section 4975 of the Code.

☐	(2) it is an entity described in (1) and it will execute the Employee Benefit Authorization Form.

☐	(3) it is a limited partnership, limited liability company, bank collective trust fund or other entity, some or all of whose assets are deemed to be “plan assets” as defined in Section 3(42) of ERISA, and it will execute the Plan Asset Fund Authorization Form.

Customer further undertakes to will immediately advise Barclays in writing of any change in the status of Customer which affects this representation. Capitalized terms used but not defined in this Plan Asset Representation have the meaning set forth in the Agreement.

Nuveen Long/Short Commodity Total Return Fund

(Name of Customer – Please Print)

By: Nuveen Commodities Asset Management, LLC, the Fund’s manager and commodity pool operator

/s/ Gifford R. Zimmerman
(Signature)

Gifford R. Zimmerman, Chief Administrative Officer
(Name & Title –Please Print)

October 30, 2012
(Date)

B-5	May 2012 Single Customer Version

EMPLOYEE BENEFIT PLAN AUTHORIZATION

[IF NO QPAM IS INVOLVED, CONTACT THE COMPLIANCE DEPARTMENT OF BARCLAYS CAPITAL INC. TO DISCUSS THE SCOPE OF THE PLAN’S FUTURES TRADING ACTIVITIES AND ANY ADDITIONAL DOCUMENTATION THAT MAY BE REQUIRED BY BARCLAYS CAPITAL INC.]

1. In consideration of the acceptance by Barclays of one or more accounts of             (the “Trust”) under and on behalf of             (the “Plan”), a duly formed employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a duly formed governmental plan subject to rules substantially similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), the undersigned each continuously represent and warrant to Barclays that the documents under which the Plan and Trust were established, as such documents have been amended from time to time, authorize the undersigned to open one or more accounts in the name of the Trust with Barclays for the purpose of trading in Contracts and that the undersigned, or any agent of the undersigned designated by the undersigned, be and hereby are authorized to act for the Trust in every respect regarding the Trust’s Account(s), the authority hereby granted including, without limitation, the power to do each of the following acts necessary in connection with the Account(s) and the transactions effected therein:

(a)	To open one or more accounts in the name of as Trustee(s) of the Trust with Barclays for the purpose of trading in Contracts, and to execute in the name of the Trust and deliver to Barclays the Agreement and any and all other agreements, documents, instruments or notices (collectively, the “Relevant Agreements”) necessary to the opening, maintenance and/or trading of such Account(s);

(b)	To buy, sell and trade and agree to buy, sell and trade Contracts, on margin or otherwise, which power to sell includes the power to sell “short”;

(c)	To effect and receive payment and delivery in the performance of Contracts and any obligations undertaken in connection therewith;

(d)	To deposit with and withdraw from Barclays any money, securities, commodities, Contracts and contracts for the purchase or sale of securities and other property;

(e)	To engage in trades opposite Barclays or its affiliates, in accordance with the CEA and the rules and regulations promulgated thereunder, and applicable Transaction Facility’s rules;

(f)	To receive and promptly comply with any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature; and

(g)	To take such other actions as may be necessary or desirable to carry out the intent of the foregoing and the satisfaction of each and every obligation of the Plan in connection with the Account(s) and the transactions effected therein.

2. The undersigned each continuously represent and warrant to Barclays that:

(a)	the Plan has appointed (the “Advisor”);

(b)	the Advisor is a qualified professional asset manager within the meaning of Prohibited Transaction Class Exemption 84-14 (“PTE 84-14”) under ERISA;

(c)	the terms of the transactions under the Relevant Agreements and this Employee Benefit Plan Authorization are and will be negotiated on behalf of the Trust by, or under the authority and general direction of, the Advisor;

B-6	May 2012 Single Customer Version

(d)	with respect to any Plan subject to Title I of ERISA or Section 4975 of the Code, the Advisor (or an investment manager acting in accordance with written guidelines established and administered by the Advisor) makes all decisions on behalf of the Trust to enter into such transactions, and the conditions of Part I of PTE 84-14 will otherwise be met with respect to each such transaction;

(e)	with respect to any governmental Plan, no violation of any law, regulation, policy or procedure relating to such Plan shall occur with respect to the Account and the transactions entered into hereunder in contemplation of this Agreement; and

(f)	the Advisor is authorized by the Trust to act for the Trust and to do each of the acts set forth in Section 1 above and the following acts necessary in connection with the Account(s) and the transactions effected therein:

(i)	To engage in exchange-for-physical, exchange-for-swap, and exchange-for-risk transactions with Barclays;

(ii)	To execute in the name of the Plan and deliver to Barclays the Cross Trade Consent set forth in the Agreement and to engage in cross trades opposite Barclays; and

(iii)	To borrow funds from Barclays (on a secured basis) or its affiliates to finance any transactions in Contracts effected through or with Barclays.

3.	Barclays is hereby directed to send written confirmations of all Contracts effected by Barclays for the Trust and all statements of account of the Trust with Barclays and other pertinent records and documents to (Name and Title), who is not authorized to trade with Barclays but hereby is authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents.

4.	The undersigned each continuously represent and warrant that: (a) Barclays is not acting as a fiduciary, as that term is defined in Section 3(21) of ERISA, of the Plan or the Trust, and Barclays shall have no responsibility for the Plan’s or the Trust’s compliance with ERISA; (b) Barclays shall have no responsibility for the investment policies or strategies of the Plan, or the overall diversification or prudence requirements applicable to Plan investments; (c) any information provided by Barclays in connection with a transaction shall not serve as the primary basis for any decision made on behalf of the Trust to enter into the transaction, it being understood that all decisions made on behalf of the Trust are solely within the power and discretion of the Plan fiduciary directing the transaction; and (d) the transactions contemplated under the Relevant Agreements and this Employee Benefit Plan Authorization shall not give rise to any nonexempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or with respect to any governmental Plan, any provision which is similar to Section 406 of ERISA or Section 4975 of the Code.

5.	Any and all past transactions of the kind provided for by this Employee Benefit Plan Authorization that have been previously made on behalf of or with this Plan hereby are ratified, confirmed and approved in all respects.

6.	Barclays and any interested third party is authorized to rely and act upon the foregoing representations and warranties until such time as Barclays shall be notified otherwise in advance and in a writing signed by the Trustee and/or the Plan Sponsor and the Plan and (Insert Name of the Plan Sponsor) each shall separately indemnify and hold Barclays harmless from and against any liability, loss, cost or expense it incurs in continuing to act in reliance upon this certification and authorization prior to its actual receipt of any such notice.

B-7	May 2012 Single Customer Version

7.	Capitalized terms used but not defined in this Authorization have the meaning set forth in the Agreement.

8.	The Trustee, Plan Sponsor/Named Fiduciary, and Advisor should each sign below:

A.	Signature of Trustee:

(Name of Plan - Please Print)

By:
(Trustee’s Signature)

(Name & Title - Please Print)	(Date)

B.	Signature of Plan Sponsor/Named Fiduciary:

(Name of Plan Sponsor/Named Fiduciary - Please Print)

By:
(Signature)

(Name & Title - Please Print)	(Date)

C.	Signature of Advisor/Qualified Professional Asset Manager:

(Name of Advisor/Qualified Professional Asset Manager)

By:
(Signature)

(Name & Title - Please Print)	(Date)

B-8	May 2012 Single Customer Version

PLAN ASSET FUND AUTHORIZATION

[IF NO QPAM IS INVOLVED, CONTACT THE COMPLIANCE DEPARTMENT OF BARCLAYS CAPITAL INC. TO DISCUSS THE SCOPE OF THE PLAN’S FUTURES TRADING ACTIVITIES AND ANY ADDITIONAL DOCUMENTATION THAT MAY BE REQUIRED BY BARCLAYS CAPITAL INC.]

1.	In consideration of the acceptance by Barclays of one or more accounts of (the “Fund”), a commingled investment vehicle in which at least 25% of a class of equity interests is held by Benefit Plan Investors (as defined below), the undersigned continuously represents and warrants to Barclays that the documents under which the Fund was established, as such documents have been amended from time to time, authorize the undersigned to open one or more Accounts in the name of the Fund with Barclays for the purpose of trading in Contracts and that the undersigned, or any agent of the undersigned designated by the undersigned, be and hereby are authorized to act for the Fund in every respect regarding the Fund’s Account(s), the authority hereby granted including, without limitation, the power to do each of the following acts necessary in connection with the Account(s) and the transactions effected therein:

(a)	To open one or more accounts in the name of the Fund with Barclays for the purpose of trading in Contracts, and to execute in the name of the Fund and deliver to Barclays the Agreement, the Cross Trade Consent set forth in the Agreement, and any and all other agreements, documents, instruments or notices (collectively, the “PAFA Agreements”) necessary to the opening, maintenance and/or trading of such Account(s);

(b)	To buy, sell and trade and agree to buy, sell and trade Contracts, on margin or otherwise, which power to sell includes the power to sell “short”;

(c)	To effect and receive payment and delivery in the performance of Contracts and any obligations undertaken in connection therewith;

(d)	To deposit with and withdraw from Barclays any money, securities, commodities, Contracts and contracts for the purchase or sale of securities and other property;

(e)	To engage in trades opposite Barclays, in accordance with the CEA, as amended, the rules and regulations promulgated thereunder, and applicable Transaction Facility rules;

(f)	To receive and promptly comply with any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature; and

(g)	To take such other actions as may be necessary or desirable to carry out the intent of the foregoing and the satisfaction of each and every obligation of the Fund in connection with the Account(s) and the transactions effected therein.

2.	The undersigned continuously represents and warrants to Barclays on behalf of the Fund that:

(a)	(“Manager”) has authority and control over the investment of the Fund’s assets;

(b)	Manager is a qualified professional asset manager within the meaning of Prohibited Transaction Class Exemption 84-14 (“PTE 84-14”) under ERISA;

(c)	the terms of the transactions under the PAFA Agreements and this Plan Asset Fund Authorization are and will be negotiated on behalf of the Fund by, or under the authority and general direction of, Manager;

B-9	May 2012 Single Customer Version

(d)	with respect to any Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986 (the “Code”), Manager (or an investment manager acting in accordance with written guidelines established and administered by the Manager) makes all decisions on behalf of the Fund to enter into such transactions, and the conditions of Part I of PTE 84-14 will otherwise be met with respect to each such transaction;

(e)	the Advisor is authorized by the Trust to act for the Fund and to do each of the acts set forth in Section 1 above and the following acts necessary in connection with the Account(s) and the transactions effected therein:

(i)	To engage in exchange-for-physical, exchange-for-swap, and exchange-for-risk transactions with Barclays;

(ii)	To execute in the name of the Fund and deliver to Barclays the Cross Trade Consent set forth in the Agreement and to engage in cross trades opposite Barclays; and

(iii)	To borrow funds from Barclays (on a secured basis) or its affiliates to finance any transactions in Contracts effected through or with Barclays.

3.	Barclays is hereby directed to send written confirmations of all Contracts effected by Barclays for the Fund and all statements of account of the Fund with Barclays and other pertinent records and documents to (Name and Title), who is not authorized to trade with Barclays but hereby is authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents.

4.	The undersigned each continuously represent and warrant that: (a) Barclays is not acting as a fiduciary, as that term is defined in Section 3(21) of ERISA, of the Fund or of any Benefit Plan Investor in the Fund, and Barclays shall have no responsibility for the compliance with ERISA by the Fund or any Benefit Plan Investor in the Fund; (b) Barclays shall have no responsibility for the investment policies or strategies of the Fund or of any Benefit Plan Investor in the Fund, or the overall diversification or prudence requirements applicable to the investments of any Benefit Plan Investor in the Fund; (c) any information provided by Barclays in connection with a transaction shall not serve as the primary basis for any decision made on behalf of the Fund to enter into the transaction, it being understood that all decisions made on behalf of the Fund are solely within the power and discretion of the Manager; and (d) the transactions contemplated under the Agreements and this Authorization shall not give rise to any nonexempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended.

5.	Any and all past transactions of the kind provided for by this certification and authorization that have been previously made on behalf of or with this Fund hereby are ratified, confirmed and approved in all respects.

6.	Barclays and any interested third party is authorized to rely and act upon the foregoing representations and warranties until such time as Barclays shall be notified otherwise in advance and in a writing signed on behalf of the Fund by a person authorized to do so and the Fund and Manager each shall separately indemnify and hold Barclays harmless from and against any liability, loss, cost or expense it incurs in continuing to act in reliance upon this Plan Asset Fund Authorization prior to its actual receipt of any such notice.

7.	For purposes of this Agreement, “Benefit Plan Investor” means (i) an employee benefit plan which is subject to the fiduciary rules of Part 4 of Title I of ERISA, (ii) an individual retirement account (“IRA”), Keogh plan or other plan subject to Section 4975 of the Code or (iii) an entity whose underlying assets include assets of a plan described in (i) or (ii) by reason of such a plan’s investment (direct or indirect) in the entity. An entity described in (iii) will be treated as a Benefit Plan Investor only to the extent of the percentage of the equity interests in such entity held by Benefit Plan Investors.

B-10	May 2012 Single Customer Version

8.	Capitalized terms used but not defined in this Authorization have the meaning set forth in the Agreement.

9.	The Fund and the Manager should each sign below:

A.	Signature for the Fund:

(Name of Fund—Please Print)

By:
(Signature)

(Name & Title - Please Print)	(Date)

B.	Signature of Manager:

(Name of Manager/Qualified Professional Asset Manager)

By:
(Signature)

(Name & Title - Please Print)	(Date)

B-11	May 2012 Single Customer Version

DISCRETIONARY TRADING AUTHORIZATION

Gentlemen:

The undersigned Customer hereby authorizes Gresham Investment Management LLC (the “Advisor”) as its agent and attorney-in-fact to purchase, sell (including short sales) and trade in Contracts, whether listed on U.S. or non-U.S. markets, on margin or otherwise, in accordance with Barclays’ terms and conditions for Customer’s account and risk and in Customer’s name or number on Barclays’ books. Without limiting the foregoing, Barclays is hereby authorized, upon the instruction of the Advisor to make or receive delivery of the commodities or securities underlying the futures contracts traded by the Advisor on behalf of Customer. Barclays is directed to send to Advisor a copy of all statements that Barclays sends to Customer concerning Customer’s Account(s). Customer hereby ratifies and confirms any and all transactions with Barclays heretofore. The Customer hereby agrees to indemnify and hold Barclays harmless from and to pay Barclays promptly on demand any and all losses, damages, costs, injuries and expenses arising out of or in relation to the Advisor’s trading activities, or debit balance due thereon.

Customer understands that Barclays is in no way responsible for any loss to Customer occasioned by actions of the Advisor or its agents and that Barclays does not, by implication or otherwise, endorse the operator or methods of the Advisor or its agents.

This authorization and indemnity is in addition to (and in no way limits or restricts) any rights which Barclays may have under the Agreement or any other agreement or agreements between Barclays and Customer or at law or in equity.

This authorization may be terminated by Customer at any time as of the actual receipt by Barclays of written notice of termination. Termination of this authorization shall not affect any liability in any way resulting from transactions initiated (including open positions or outstanding orders submitted by the Advisor but not yet executed) prior to such termination. This authorization and indemnity shall inure to Barclays’ benefit and that of Barclays’ successors and assigns.

Nuveen Long/Short Commodity Total Return Fund

(Name of Customer – Please Print)

By: Nuveen Commodities Asset Management, LLC, the Fund’s manager and commodity pool operator

/s/ Gifford R. Zimmerman
(Signature)

Gifford R. Zimmerman, Chief Administrative Officer
(Name & Title – Please Print)

October 30, 2012
(Date)

B-12	May 2012 Single Customer Version

REPRESENTATIONS OF ADVISOR

The undersigned Advisor acknowledges that it has been designated as Nuveen Long/Short Commodity Total Return Fund’s agent and attorney-in-fact pursuant to the Discretionary Trading Authorization set forth above. In this regard, the Advisor hereby represents and warrants to Barclays that: (a) the Advisor has reviewed the registration requirements, as amended from time to time, of the CEA, the CFTC, and the NFA relating to commodity pool operators and commodity trading advisors and is either appropriately registered with the CFTC and a member of the NFA or exempt or excluded from CFTC registration requirements (explain the basis for such exclusion or exemption below); and (b) the Advisor has provided and will continue to provide Customer with an explanation of the nature and risks of the strategies to be used in connection with all transactions to be executed for Customer’s account, and has provided Customer with a copy of its most recent CFTC disclosure document, or has provided Barclays with a written explanation of the reason why it is not required to deliver a disclosure document to Customer.

Applicable Exclusion or Exemption: Advisor is not required to deliver a disclosure document to Customer in reliance upon CFTC Rule 4.7.

The undersigned agrees promptly to give Barclays written notice if any of the representations or warranties set forth above become inaccurate or in any way cease to be true, complete and correct.

Advisor is authorized to effect transactions on Contracts and to buy, sell and otherwise deal in Contracts pursuant to the Discretionary Trading Authorization. Barclays may rely on all instructions, whether verbal or written, received by it from such officers or employees with respect to any of the transactions referred to above without further inquiry until it receives written notice of a change from the Advisor or Customer.

The Advisor hereby agrees to indemnify and hold Barclays harmless from and to pay Barclays promptly on demand any and all losses, damages, costs, injuries and expenses arising out of or in relation to any action taken or not taken by Barclays in reliance upon any instruction, notice or communication given by the Advisor or any agent of Advisor prior to receipt by Barclays of written notice from the Advisor that such agent is no longer so authorized.

Gresham Investment Management LLC
(Name of Advisor – Please Print)

/s/ Jonathan S. Spencer
(Signature)

Jonathan S. Spencer, President
(Name & Title – Please Print)	(Date)

B-13	May 2012 Single Customer Version

CORPORATE CERTIFICATION & AUTHORIZATION

I,                    , the undersigned                     [Insert Title] of                     , a corporation duly organized and existing under the laws of                     (the “Corporation”), having its principal office at                     DO HEREBY CERTIFY that the Corporation is authorized under its governing documents, as amended from time to time, to trade in Contracts and possesses the power and authority to undertake the transactions contemplated by the Agreement.

The undersigned further certifies that:

(a) Any officer of this Corporation acting alone (or any employee or agent of the Corporation designated by any such officer) hereby is authorized to act for the Corporation in every respect concerning the Corporation’s Account(s), the authority hereby granted including, without limitation, the authority to do any or all of the following acts or actions necessary in connection with the Account(s) and the transactions effected therein:

(i)	To open one or more accounts in the name of the Corporation with Barclays for the purpose of trading in Contracts, and to execute in the name of the Corporation and deliver to Barclays the Agreement and any and all agreements, documents, instruments or notices necessary to the opening, maintenance and/or trading of such Account(s);

(ii)	To buy, sell and trade and agree to buy, sell and trade Contracts, on margin or otherwise, which power shall include the power to sell “short”;

(iii)	To effect and receive payment and delivery in the performance of Contracts and any obligations undertaken in connection therewith;

(iv)	To deposit with and withdraw from Barclays any money, securities, commodities, Contracts and contracts for the purchase or sale of securities and other property;

(v)	To receive and promptly comply with any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature;

(vi)	To borrow funds from Barclays (on a secured basis) to finance any Contract transactions effected through or with Barclays; and

(vii)	To take such other actions as may be necessary or desirable to carry out the intent of the foregoing and the satisfaction of each and every obligation of the Corporation in connection with the Account(s), the Agreement and the transactions effected therein;

(b) Barclays is directed to send written confirmations of all Contracts effected for this Corporation and carried in the Account(s) and all statements of account of the Corporation with Barclays and other pertinent records and documents to                     (Name and Title of Officer or Agent), who is not authorized to trade with Barclays but hereby is authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents;

(c) Any and all past transactions of the kind provided for by this Corporate Certification & Authorization which have been previously made by Barclays on behalf of or with this Corporation hereby are ratified, confirmed and approved in all respects; and

B-14	May 2012 Single Customer Version

(d) Barclays and any interested third party is authorized to rely and act upon the authority of this Corporate Certification & Authorization until receipt by Barclays of a certificate showing rescission, amendment or modification thereof and signed by an officer of the Corporation, and that this Corporation will indemnify and hold harmless Barclays from and against any liability, loss, cost or expense it incurs in continuing to act in reliance upon this Corporate Certification & Authorization prior to its actual receipt of any such certificate.

(e)	Capitalized terms used but not defined in this Authorization have the meaning set forth in the Agreement.

IN WITNESS WHEREOF, I have hereunto subscribed my name this                     day of                     , 20    .

Name

Title

Date

B-15	May 2012 Single Customer Version

PARTNERSHIP CERTIFICATION & AUTHORIZATION

Gentlemen:

The undersigned general partner(s) of                     , a                     (general/limited) partnership organized and existing under the laws of                     (the “Partnership”), having its principal office at                     DO HEREBY CERTIFY that the Partnership is authorized under its partnership agreement, as amended from time to time, to trade in Contracts and possesses the power and authority to undertake the transactions contemplated by the Agreement.

The undersigned further certify that:

(a) Any general partner of the Partnership acting alone (or any employee or agent of the Partnership designated by any such general partner) hereby is authorized to act for the Partnership in every respect concerning the Partnership’s Account(s) with Barclays, the authority hereby granted including, without limitation, the authority to do any or all of the following acts or actions necessary in connection with the Account(s) and the transactions effected therein:

(i)	To open one or more accounts in the name of the Partnership with Barclays for the purpose of trading in Contracts, and to execute in the name of the Partnership and execute and deliver to Barclays the Agreement and any and all other agreements, documents, instruments or notices necessary to the opening, maintenance and/or trading of such Account(s);

(ii)	To buy, sell and trade and agree to buy, sell and trade Contracts, on margin or otherwise, which power shall include the power to sell “short”;

(iii)	To effect and receive payment and delivery in the performance of Contracts and any obligations undertaken in connection therewith;

(iv)	To deposit with and withdraw from Barclays any money, securities, commodities, Contracts and contracts for the purchase or sale of securities and other property;

(v)	To receive and promptly comply with any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature;

(vi)	To borrow funds from Barclays (on a secured basis) or its affiliates to finance any Contract transactions effected through or with Barclays; and

(vii)	To take such other actions as may be necessary or desirable to carry out the intent of the foregoing and the satisfaction of each and every obligation of the Partnership in connection with the Account(s) and the transactions effected therein;

(b) Barclays is directed to send all written confirmations of all Contracts effected for the Partnership and carried in the Account(s) and all statements of account of the Partnership with Barclays and other pertinent documents and records to                     (Name and Title of Partner or Agent), who is not authorized to trade with Barclays but hereby is authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents;

B-16	May 2012 Single Customer Version

(c) Any and all past transactions between the Partnership and Barclays of the kind provided for by this Partnership Certification & Authorization are hereby ratified, approved and confirmed in all respects; and

(d)	In consideration of Barclays maintaining the Account(s) of the Partnership the undersigned agree that:

(i) The undersigned is/are jointly and severally liable to Barclays for any and all obligations arising out of transactions in or relating to the Account(s) of the Partnership.

(ii) If there is any change in this Partnership Certification & Authorization or if any of the general partners withdraw from the Partnership, die or are judicially declared incompetent, the undersigned will notify Barclays in writing immediately. Until Barclays has actually received such written notice signed by a general partner of the Partnership, Barclays shall be entitled to act in reliance on this Partnership Certification & Authorization. The Partnership will indemnify and hold Barclays harmless from and against any loss suffered or liability incurred in continuing to act in reliance on this Partnership Certification & Authorization prior to Barclays’ actual receipt of such written notice.

(e)	Capitalized terms used but not defined in this Authorization have the meaning set forth in the Agreement.

Dated this             day of             , 200    .

General Partners: (EVERY GENERAL PARTNER MUST SIGN)

(Signature)	(Signature)

(Name—Please Print)	(Name—Please Print)

(Signature)	(Signature)

(Name—Please Print)	(Name—Please Print)

(Signature)	(Signature)

(Name—Please Print)	(Name—Please Print)

B-17	May 2012 Single Customer Version

TRUST CERTIFICATION & AUTHORIZATION

1. The undersigned is the manager with full management control of the Nuveen Long/Short Commodity Total Return Fund, a Delaware statutory trust duly formed on May 25, 2011(the “Trust”). The undersigned represents and warrants to Barclays that the Trust Agreement of the Trust, as amended from time to time, authorizes the undersigned to open one or more Accounts in the name of the Trust with Barclays for the purpose of trading in Contracts as contemplated by the Agreement and that the undersigned, or any agent of the undersigned designated by the undersigned, be and hereby are authorized to act for the Trust in every respect regarding the Trust’s Account(s) with Barclays, the authority hereby granted including, without limitation, the power to do any or all of the following acts necessary in connection with the Account(s) and the transactions effected therein:

(a)	To open one or more accounts in the name of the Trust with Barclays for the purpose of trading in Contracts, and to execute in the name of the Trust and execute and deliver to Barclays the Agreement and any and all agreements, documents, instruments or notices necessary to the opening, maintenance and/or trading of such Account(s);

(b)	To buy, sell and trade and agree to buy, sell and trade Contracts, on margin or otherwise, which power shall include the power to sell “short”;

(c)	To effect and receive payment and delivery in the performance of Contracts and any obligations undertaken in connection therewith;

(d)	To deposit with and withdraw from Barclays any money, securities, commodities, Contracts and contracts for the purchase or sale of securities and other property;

(e)	To receive and promptly comply with any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature;

(f)	To borrow funds from Barclays (on a secured basis) or its affiliates to finance any Contracts effected through or with Barclays; and

(g)	To take such other actions as may be necessary or desirable to carry out the intent of the foregoing and the satisfaction of each and every obligation of the Trust in connection with the Account(s) and the transactions effected therein.

2. Barclays is hereby directed to send written confirmations of all Contracts effected for the Trust and carried in the Accounts(s) and all statements of account of the Trust with Barclays and other pertinent records and documents to State Street Bank & Trust Company, the Trust’s custodian, which is not authorized to trade with Barclays but hereby is authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents at the following e-mail address:

3. Any and all past transactions of the kind provided for by this Trust Certification & Authorization that have been previously made on behalf of or with this Trust hereby are ratified, confirmed and approved in all respects.

4. Barclays and any interested third party is authorized to rely and act upon the foregoing representations and warranties until such time as Barclays shall be notified otherwise in a writing signed by the Trust or the undersigned or any representative of the undersigned and the Trust will indemnify and hold harmless Barclays from and against any liability, loss, cost or expense it incurs in continuing to act in reliance upon this Trust Certification & Authorization prior to its actual receipt of any such notice.

B-18	May 2012 Single Customer Version

5. Capitalized terms used but not defined in this Authorization have the meaning set forth in the Agreement.

Nuveen Long/Short Commodity Total Return Fund

(Name of Trust—Please Print)

By: Nuveen Commodities Asset Management, LLC, the Fund’s manager and commodity pool operator

/s/ Gifford R. Zimmerman	October 30, 2012__
(Signature)	(Date)

Gifford R. Zimmerman, Chief Administrative Officer

(Name & Title—Please Print)

B-19	May 2012 Single Customer Version

LIMITED LIABILITY COMPANY CERTIFICATION & AUTHORIZATION

We the undersigned, constituting all of the [Managing-Members/Managers] of             , a Limited Liability Company duly organized and existing under the laws of             (the “Company”), having its principal office at             DO HEREBY CERTIFY that the Company is authorized under its governing documents, as amended from time to time, to trade in Contracts and possesses the power and authority to undertake the transactions contemplated by the Agreement.

The undersigned further certify that:

(a) Any [Managing-Member/Manager] of this Company or any employee or agent of this Company designated by any such [Managing-Member/Manager] hereby is authorized to act for the Company in every respect concerning the Company’s Account(s) with Barclays, the authority hereby granted including, without limitation, the power to do any or all of the following acts and actions necessary in connection with the Account(s) and the transactions effected therein:

(i)	To open one or more accounts in the name of the Company with Barclays for the purpose of trading in Contracts, and to execute in the name of the Company and execute and deliver to Barclays the Agreement and any and all agreements, documents, instruments or notices necessary to the opening, maintenance and/or trading of such Account(s);

(ii)	To buy, sell and trade and agree to buy, sell and trade Contracts, on margin or otherwise, which power shall include the power to sell “short”;

(iii)	To effect and receive payment and delivery in the performance of Contracts and any obligations undertaken in connection therewith;

(iv)	To deposit with and withdraw from Barclays any money, securities, commodities, Contracts and contracts for the purchase or sale of securities and other property;

(v)	To receive and promptly comply with any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature;

(vi)	To borrow funds from Barclays (on a secured basis) or its affiliates to finance any Contract effected through or with Barclays; and

(vii)	To take such other actions as may be necessary or desirable to carry out the intent of the foregoing and the satisfaction of each and every obligation of the Company in connection with the Account(s) and the transactions effected therein;

(b) Barclays is directed to send written confirmations of all Contract transactions effected for this Company and carried in the Account(s) and all statements of account of the Company with Barclays and other pertinent records and documents to             (Name and Title of Managing-Member/Manager or Agent), who is not authorized to trade with Barclays but hereby is authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents;

(c) Any and all past transactions of the kind provided for by this Limited Liability Company Certification & Authorization which have been previously made by Barclays on behalf of or with this Company hereby are ratified, confirmed and approved in all respects; and

B-20	May 2012 Single Customer Version

(d) Barclays and any interested third party is authorized to rely and act upon the authority of this Limited Liability Company Certification & Authorization until receipt by Barclays of a certificate showing rescission, amendment or modification thereof and signed by a [Managing-Member/Manager] of this Company, and that this Company will indemnify and hold harmless Barclays from and against any liability, loss, cost or expense it incurs in continuing to act in reliance upon this Limited Liability Company Certification & Authorization prior to its actual receipt of any such certificate.

(e)	Capitalized terms used but not defined in this Authorization have the meaning set forth in the Agreement.

IN WITNESS WHEREOF, we have hereunto subscribed our names this             day of             , 200            .

[Managing-Members/Manager(s)]:

(Signature)	(Signature)

(Name & Title—Please Print)	(Name & Title—Please Print)

(Signature)	(Signature)

(Name & Title—Please Print)	(Name & Title—Please Print)

B-21	May 2012 Single Customer Version

CERTIFICATE OF INCUMBENCY

I, Gifford R. Zimmerman, do hereby certify that:

1.	I am the duly elected, qualified and acting Chief Administrative Officer of Nuveen Commodities Asset Management, LLC, a Delaware limited liability company he “Company”) that serves as manager and commodity pool operator of the Nuveen Long/Short Commodity Total Return Fund, a Delaware statutory trust.

2.	I am authorized to execute this Certificate of Incumbency on behalf of the Company.

3.	The following named persons are, as of the date hereof, officers or authorized representatives of the Company serving in the capacities set forth opposite their names, and with respect to each office or authorized position held with respect to the Company, are duly elected or appointed, qualified, and acting as such and the signature appearing opposite their names is a true and genuine specimen of their signature:

Name	Title
Gifford R. Zimmerman	Chief Administrative Officer	/s/ Gifford R. Zimmerman
[Signature]

[Signature]

[Signature]

[Signature]

IN WITNESS WHEREOF, I have hereunto subscribed my name to this Certificate of Incumbency for the Company this 30th day of October, 2012.

/s/ Mark Winget
Name: Mark Winget
Title: Vice President and Assistant Secretary,
Nuveen Commodities Asset Management, LLC

Note: The person making this certification may not be one of the individuals listed under Section 3 above.

B-22	May 2012 Single Customer Version